UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2025

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 Main Street, Building 4, Suite 3

Monroe, Connecticut 06468

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (458) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	BLNE	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

The disclosure set forth in Item 3.02 is incorporated into this Item 1.01 by reference.

Item 3.02. Recent Sales of Unregistered Securities

On February 17, 2025, Mr. Nicholas Liuzza, Jr., the principal shareholder of Eastside Distilling, Inc., d/b/a Beeline Holdings (the “Company”) and Chief Executive Officer of the Company’s wholly-owned subsidiary, Beeline Financial Holdings, Inc. increased his ownership of the Company’s securities by converting a $700,000 bridge loan into $700,000 of units comprised of 1,372,549 shares of Series G Convertible Preferred Stock (“Series G”) and five-year Warrants to purchase a total of 686,275 shares.

In addition, on February 19, 2025, Mr. Liuzza purchased $542,159 of units comprised of a total of 1,063,057 shares of Series G and 531,528 Warrants to purchase shares of Common Stock of the Company.

Both purchases were pre-approved by the Company’s Audit Committee. The purchase prices were on the same terms as paid by other unaffiliated investors.

The offers and sales of the units were exempt from registration Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) promulgated thereunder.

The foregoing description of the terms of the Series G, the Warrants, the Securities Purchase Agreement, the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the forms of the Series G, the form of Warrant, the form of Securities Purchase Agreement, and the form of Registration Rights Agreement, copies of which are filed or incorporated by reference as Exhibits 3(a)(1), 3(a)(2), 4(a), 10(a) and 10(b), respectively, to the Form 8-K filed on December 3, 2024 and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 20, 2025, the Board of Directors (the “Board”) of the Company approved and adopted an amendment to the Company’s Second Amended and Restated Bylaws (the “Bylaws”).

The amendment adds a new subsection to Section 2.5 of the Bylaws relating to notice of annual and special meetings of the shareholders, which new subsection provides that the Company may give notice of a special or annual meeting or any adjournment or postponement thereof by filing, pursuant to Section 14(a) of the Securities Exchange Act of 1934, a proxy statement or an amendment thereto (which amendment shall include additional solicitation material), as permitted by Section NRS 78.370(9) of Chapter 78 of the Nevada Revised Statutes (the “NRS”), if the Company is a publicly traded corporation as defined in the NRS as of the record date for such meeting. The term publicly traded corporation is defined under the NRS to include a covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933.

The amendment also adds a new provision to Section 2.6 of the Bylaws relating to adjournments of annual or special meetings of shareholders, which new provision clarifies that the chairman of any annual or special meeting of the shareholders shall have the authority to adjourn or postpone such meeting if a quorum is not present or as otherwise authorized or instructed by the Board.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, a copy of which is filed as Exhibit 3(a)(3) of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
3(a)(1)	Certificate of Designation of Series G Preferred Stock, filed on November 26, 2024	8-K	12/3/2024	3(a)(1)
3(a)(2)	Certificate of Correction of Series G Preferred Stock, filed on December 2, 2024	8-K	12/3/2024	3(a)(2)
3(a)(3)	Amendment to Second Amended and Restated Bylaws				Filed
4(a)	Form of Warrant	8-K	12/3/2024	4(a)
10(a)	Form of Securities Purchase Agreement*	8-K	12/3/2024	10(a)
10(b)	Form of Registration Rights Agreement*	8-K	12/3/2024	10(b)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2025

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer